EXHIBIT 10(f)


                             AFFIDAVIT OF OWNERSHIP
                                       AND
                            CERTIFICATION OF BORROWER

     BEFORE me, the undersigned officer duly authorized by law to administer oaths, came in person the undersigned in his/her capacity as Vice President of KOGER RAVINIA, LLC (hereinafter referred to as "Deponent"), who, having been duly sworn on oath, deposes and says as follows:

     1. That Deponent, as the Vice President of Koger Ravinia, LLC, a Delaware limited liability company (hereinafter referred to as "Owner") the owner of a fee estate in all those tracts or parcels of land lying and being in DeKalb County, Georgia, and being more particularly described in Exhibit "A" attached hereto and by this reference made a part hereof (hereinafter referred to as the "Property"), the title to which Property is subject only to those matters set forth on Exhibit "B" attached hereto and by this reference made a part hereof (hereinafter referred to as the "Permitted Encumbrances") has personal knowledge of the matters set forth herein and is authorized to swear this affidavit on behalf of Owner;

     2. That there are no unpaid or unsatisfied water bills, deeds of trust, security deeds, mortgages, claims of lien, special assessments for sewage or street improvements, or taxes which constitute a lien against the Property or any part thereof, which will not be satisfied and canceled of record on the date hereof or are not set forth on Exhibit "B";

     3. That there are no disputes concerning the location of the lines and corners of the Property;

     4. That there are no pending suits, proceedings, judgments, bankruptcies, liens or executions against Owner or Deponent either in DeKalb County or in any other County in the State of Georgia which would or could affect title to the Property or proceeds therefrom;

     5. That, except as shown on Exhibit "C", Owner has not executed any chattel mortgage or security agreement which remains unpaid or unsatisfied, affecting any fixtures, equipment, furnishings, appliances or furniture used in any part of or in connection with the Property;

     6. That there are no judgments or decrees in any court in Georgia or in the United States against Owner or Deponent which judgments or decrees remain unpaid or uncancelled of record, and that no proceedings in bankruptcy or insolvency have ever been instituted by or against Owner or Deponent in any court in Georgia or in the United States;

     7. That no portion of the Property described in the Deed to Secure Debt and Security Agreement dated of even date herewith (hereinafter referred to as the "Deed to Secure Debt") executed this date by Owner in favor of Metropolitan Life Insurance Company, a New York corporation (hereinafter referred to as "Lender") has been taken in condemnation or other similar proceedings, that no such proceedings are pending or threatened with respect thereto, and that no part of the Property has been damaged which has not been repaired;

     8. That Owner is presently in possession of the Property, subject only to the rights of tenants of the Property under their leases as set forth in the Certificate of Rent Roll and Lease Status of even date and that neither Deponent nor Owner have entered into or executed any agreement to sell or any option to purchase the Property;

     9. That the Property has a separate tax assessment and billing;

     10. That the Property is not situated in an area currently designated as having special flood hazards by the Flood Disaster Protection Act of 1973, as amended;

     11. That there has been no material adverse change with respect to (i) the financial condition of Owner or Deponent, (ii) the Property, or (iii) any other representation or warranty contained in that certain Mortgage Loan Application to Lender by Owner (hereinafter referred to as the "Commitment");



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     12. That neither Owner (nor any of its members) is, or will be held directly or indirectly, to be, a "foreign person" as such term is defined under the International Investment Survey Act of 1976 at 22 U.S.C.A. ss. 3102(5)
(1979) or the Agricultural Foreign Investment Disclosure Act of 1978 at 7 U.S.C.A. ss. 3508(3) (1986 Supp.);

     13. To the best of Deponent's knowledge, that the improvements on the Property and their use comply fully with all applicable zoning, flood hazard, fire safety, handicapped facilities, environmental, air quality, subdivision, building, planning, use and other governmental laws and requirements;

     14. That except as provided in the environmental reports described on Exhibit "D" attached hereto, the Property and the improvements thereon are free of hazardous or toxic wastes, substances or materials, or contaminants, oils, pesticides, radioactive or other materials, the removal of which is required or the maintenance of which is prohibited or penalized by any local, state or federal agency, authority or governmental unit;

     15. That no improvements have been made on the Property during the One Hundred Twenty (120) days immediately preceding the date of the making of this Affidavit, for which payment has not been made, and there are no past due bills for costs, expenses and fees incurred for labor and materials used in making any improvements or for services of architects, surveyors or engineers incurred in connection with the Property;

     16. That this affidavit is made as of the 17th day of December, 2002, by Deponent for the purpose of inducing (i) Lender to lend Owner the principal sum of $85,000,000.00 to be secured by, among other things, the Deed to Secure Debt which will provide a first lien security interest in the Property and any improvements thereon, and (ii) Lawyers Title Insurance Corporation to issue a mortgagee title insurance policy insuring said first lien and priority of Lender without any exception for mechanic's and materialman's liens;

     17. That all persons who have executed or will execute instruments conveying or encumbering the Property are at least 18 years of age and free from any legal disability.

     18. That this affidavit is a "Loan Document" as defined in the Deed to Secure Debt.

                                      KOGER RAVINIA, LLC,
                                      a Delaware limited liability company


                                      By:      /S/ Christopher L. Becker
                                         ---------------------------------------
                                      Name:    Christopher L. Becker
                                      Title:   Vice President




Sworn to and subscribed before me this 17th day of December, 2002.


                                               /S/ Karen Swenson
                                      ------------------------------------------
                                      Notary Public
                                      My Commission Expires: ___________________


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                                   EXHIBIT "A"

                                LEGAL DESCRIPTION
                      THREE RAVINIA DRIVE, ATLANTA, GEORGIA


PARCEL ONE (FEE)

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at a Georgia DOT concrete monument located on the northern right-of-way line of Interstate 285 (having a variable right-of-way width), 20.24 feet West of the northeastern right-of-way line of Ashford-Dunwoody Road (having a variable right-of-way width), and run thence N 80(Degree) 03' 05" E a distance of 20.24 feet to a point, thence N 80(degree) 03' 05" E a distance of 839.96 feet to a concrete right-of-way monument; thence N 69(degree) 56' 48" E a distance of 397.59 feet to a point; thence N 00(degree) 59' 05" E a distance of 223.60 feet to a point; thence N 89(degree) 00' 55" W a distance of 132.60 feet to a point, said point being the TRUE POINT OF BEGINNING. From the TRUE POINT OF BEGINNING as thus established, run thence N 89(degree) 00' 55" W a distance of 79.22 feet to a point; thence S 45(degree) 59' 05" W a distance of 46.48 feet to a point; thence N 44(degree) 00' 55" W a distance of 41.83 feet to a point, thence N 00(degree) 59' 05" E a distance of
111.72 feet to a point; thence N 20(degree) 58' 57" E a distance of 100.00 feet to a point; thence N 00(degree) 59' 05" E a distance of 131.32 feet to a point; thence N 11(degree) 59' 14" W a distance of 189.52 feet to a point; thence N 00(degree) 59' 05" E a distance of 145.57 feet to a point; thence N 89(degree) 00' 55" W a distance of 45.64 feet to a point, thence S 00(degree) 58' 41" W a distance of 12.44 feet to a point, thence N 89(degree) 01' 19" W a distance of
24.00 feet to a point, thence N 00(degree) 58' 41" E a distance of 63.00 feet to a point; thence N 26(degree) 04' 04" W a distance of 35.19 feet to a point, thence N 00(degree) 58' 41" E a distance of 137.00 feet to a point, thence N 88(degree) 41' 58" E a distance of 27.69 feet to a point, thence S 89(degree) 00' 55" E a distance of 242.00 feet to a point, thence S 00(degree) 59' 05" W with a distance of 683.67 feet to a point, thence S 20(degree) 58' 57" W a distance of 99.40 feet to a point, thence S 00(degree) 59' 05" W a distance of
106.90 feet to a point, said point being the TRUE POINT OF BEGINNING.

The above-described property contains 3.7595 acres (163,763 square feet) and is shown as Lot C on and described according to that certain Lot Designation Plat (Lot C) prepared for Ravinia III Associates Limited Partnership and Ticor Title Insurance Company by Hill-Fister Engineers, Inc., James R. Fister, G.R.L.S. No. 1821, dated September 14, 1989, recorded in Plat Book 90, page 38, DeKalb County, Georgia Records, which survey is incorporated herein and by this reference made a part hereof.




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PARCEL TWO (DRAINAGE EASEMENT)

A perpetual non-exclusive easement for drainage over and across the following property:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, being more particularly described as follows: TO FIND THE TRUE POINT OF BEGINNING, commence at a Georgia DOT concrete monument located on the northern right-of-way line of Interstate 285 (having a variable right-of-way width), 20.24 feet west of the northeastern right-of-way line of Ashford-Dunwoody Road (having a variable right-of-way width), and run thence N 80(degree) 03' 05" E a distance of 20.24 feet to the point of intersection of the northern right-of-way line of Interstate 285 and the northeastern right-of-way line of Ashford-Dunwoody Road, run in a generally northwesterly and northeasterly direction along said northeastern right-of-way line at Ashford-Dunwoody Road the following courses and distances: N 48(degree) 10' 13" W a distance of 38.00 feet to a point, N 14(degree) 52' 32" W a distance of 25.00 feet to a point; N 11(degree) 44' 52" W a distance of 201.62 feet to a point; N 14(degree) 52' 30" W a distance of 158.10 feet to a point; along the arc of a 1001.75 foot radius curve an arc distance of 77.43 feet to a point (said arc being subtended by a chord bearing N 12(degree) 39' 39" W and having a length of 77.41 feet); N 07(degree) 50' 17" W a distance of 217.35 feet to a point N 00(degree) 46' 26" E a distance of 36.66 feet to a point; along the arc of a 1303.98 foot radius curve an arc distance of 181.44 feet to a point (said arc being subtended by a chord bearing N 09(degree) 02' 44" E and having a length of 181.29 feet); along the arc of a 1,292.982 foot radius curve an arc distance of 166.01 feet to a point, (said arc being subtended by a chord bearing N 23(degree) 14' 59" E and having a length of 165.90 feet); N 17(degree) 31' 00" E a distance of 192.5 feet to a point; N 69(degree) 14' 06" W a distance of 7.00 feet to a point; N 20(degree) 45' 35" E a distance of 247.16 feet to a point; thence departing said northeastern right-of-way line of Ashford-Dunwoody Road, run S 89(degree) 01' 19" E a distance of 1,178.29 feet to a point; run thence S 00(degree) 59' 05" W a distance of 1,183.50 feet to a point located along said northern right-of-way line of Interstate 285; run thence in a generally southwesterly direction along said northern right-of-way line of Interstate 285 the following courses and distances; S 69(degree) 56' 48" W a distance of 397.59 feet to a point; S 80(degree) 03' 05" W a distance of 839.96 feet to a point, said point being the TRUE POINT OF BEGINNING.

The above-described property, consisting of 40.7803 acres, is more particularly shown on, and described according to, that certain Composite Plat prepared for Ravinia II Associates and Bogamij N. V. and Ticor Title Insurance Company, by Hill-Fister Engineers, Inc., Randy L. Tibbitts, G.R.L.S. No. 2137, dated August 5, 1985, last revised November 13, 1985, said plat being incorporated herein by this reference, and made a part of this description.

LESS AND EXCEPT

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, containing 2.5653 acres and being designated as Lot "A" is more particularly shown on, and described according to that certain Lot Designation Plat (Lot "A") prepared for Ravinia I Associates, Bogamij N.V., and Ticor Title Insurance Company, by Hill-Fister Engineers, Inc., Randy L. Tibbitts, G.R.L.S. No. 2137, dated July 31, 1984, last revised November 13, 1985, recorded in Plat Book 81, page 14, DeKalb County, Georgia Records, which plat is incorporated herein by this reference and hereby made a part of this description.


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AND LESS AND EXCEPT:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, containing 2.4561 acres and being designated as Lot "A", is more particularly shown on, and described according to that certain Lot Designation Plat (Lot "B") prepared for Ravinia II Associates, Bogamij N.V., and Ticor Title Insurance Company, by Hill-Fister Engineers, Inc., Randy L. Tibbitts, G.R.L.S. No. 2137, dated October 8, 1985, last revised November 13, 1985, recorded in Plat Book 81, page 13, DeKalb County, Georgia Records, which plat is incorporated herein by this reference and hereby made a part of this description.

AND LESS AND EXCEPT:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, being more particularly described as follows:

BEGINNING at a concrete monument found at the intersection of the eastern right-of-way line of Ashford-Dunwoody Road (having a variable right-of-way width), with the northern right-of-way line of Interstate Highway No. 285; run thence in a generally northwesterly, northerly and northeasterly direction along the eastern right-of-way line of Ashford-Dunwoody Road the following courses and distances: N 43(degree) 24' 55" W a distance of 45.55 feet to an iron pin; thence N 17(degree) 28' 40" W a distance of 327.10 feet to an iron pin; thence along the arc of a 1,049.746 foot radius curve concave to the right (having a chord bearing N 01(degree) 38' 28" E and a length of 687.64 feet) an arc distance of 700.57 feet to an iron pin; thence N 20(degree) 45' 35" E a distance of 240.44 feet to an iron pin placed, said iron pin placed being the TRUE POINT OF BEGINNING. From the TRUE POINT OF BEGINNING as thus established, continue along the eastern right-of-way line of Ashford-Dunwoody Road N 20(degree) 45' 35" E a distance of 247.16 feet to an iron pin found; thence leaving the eastern right-of-way line of Ashford-Dunwoody Road, run S 89(degree) 01' 19" E a distance of 203.03 feet to an iron pin placed; thence S 35(degree) 15' 35" W a distance of 280.25 feet to an iron pin placed; thence S 63(degree) 00' 35" W a distance of 88.93 feet to an iron pin placed; thence N 47(degree) 45' 59" W a distance of 58.12 feet to an iron pin placed; thence N 69(degree) 14' 06" W a distance of 7.00 feet to an iron pin placed, said iron pin placed being the TRUE POINT OF BEGINNING.

The above-described property contains .9417 acres and is shown on, and described according to that certain Survey of Police Precinct Parcel for Hines Atlanta Limited, prepared by Hill-Fister Engineers, Inc., Randy Lamon Tibbitts, G.R.L.S. No. 2137, dated May 10, 1985, which survey is incorporated herein by this reference and made a part of this description.

AND LESS AND EXCEPT:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, contains 4.5857 acres and is shown as Hotel Site (Includes Water Feature Site) on, and described according to that certain Lot Designation Plat (Hotel Site) prepared for Hines Atlanta Limited and HT/Hines Ravinia Associates, Ltd., prepared by Hill-Fister Engineers, Inc., Randy L. Tibbitts, G.R.L.S. No. 2137, dated June 27, 1984, recorded in Plat Book 77, page 161, DeKalb County, Georgia Records, which certain Lot Designation Plat (Hotel Site) is incorporated herein by this reference and hereby made a part of this description.


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AND LESS AND EXCEPT:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, contains 3.7595 acres (163,763 square feet) and is shown as Lot C on and described according to that certain Lot Designation Plat (Lot C) prepared for Ravinia III Associates Limited Partnership and Ticor Title Insurance Company by Hill-Fister Engineers, Inc., James R. Fister, G.R.L.S. No. 1821, dated September 14, 1989, recorded in Plat Book 90, page 38, DeKalb County, Georgia Records, which survey is incorporated herein and by this reference made a part hereof.

PARCEL THREE (OPEN SPACE/SCENIC EASEMENT)

A non-exclusive easement for the purpose of preserving open space and maintaining such open space as a visual appurtenance, as more fully described in that certain Easement Agreement, dated as of August 1, 1984, by and between Hines Atlanta Limited, a Georgia limited partnership, and Hines Ravinia I, Ltd., a Georgia limited partnership, recorded at Deed Book 5037, page 115, DeKalb County, Georgia Records, as said easement is amended by Amendment to Limited Warranty Deed with Easements, Restrictions, Reservations, Release and Grant of Development Rights dated December 13, 1996, between Hines Atlanta Limited and Ravinia III Associates Limited Partnership, recorded at Deed Book 9254, page 693, DeKalb County, Georgia records. The foregoing easements are more fully described in that certain Limited Warranty Deed with Easements, Restrictions, Reservations, Release and Grant of Development Rights, from Hines Atlanta Limited, a Georgia limited partnership, to Ravinia III Associates Limited Partnership, dated September 28, 1989, recorded at Deed Book 6532, page 201, as amended by Amendment to Limited Warranty Deed with Easements, Restrictions, Reservations, Release and Grant of Development Rights, dated December 13, 1996, recorded at Deed Book 9254, page 693, aforesaid records; as affected by Memorandum of Agreement and Second Amendment to Limited Warranty Deed between Hines Atlanta Limited, a Georgia limited partnership, dated as of August 25, 1997, recorded in Deed Book 10696, Page 690, aforesaid Records.

PARCEL FOUR

Easements, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain Restated Declaration of Covenants, Conditions and Restrictions for Ravinia, dated July 5, 1984, and recorded at Deed Book 5017, page 266, aforesaid records, as modified by Release of Utility Easement Area, dated August 2, 1984, and recorded at Deed Book 5037, page 214, aforesaid records, and as further modified by Release of Utility Easement Area as contained in Limited Warranty Deed with Easements, Restrictions, Release and Grant of Development Rights from Hines Atlanta Limited to Ravinia III Associates Limited Partnership, dated September 28, 1989, and recorded at Deed Book 6532, page 201, aforesaid Records.

PARCEL FIVE

Easements, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain Storm Sewer, Construction and Encroachment Easement Agreement between Ravinia II Associates and Ravinia III Associates Limited Partnership, dated September 28, 1989, and recorded at Deed Book 6532, page 242, aforesaid Records.



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PARCEL SIX

Easements, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain Encroachment Easement from Hines Atlanta Limited and Ravinia Property Owners Association, Inc., to Ravinia III Associates Limited Partnership, dated December 13, 1996, and recorded at Deed Book 9254, page 735, DeKalb County, Georgia Records. NOTE: This Policy insures that, so long as said Encroachment Easement remains in effect, the improvements may remain so long as they shall stand, and that if the same are damaged or destroyed, they may be replaced in substantially the same condition and location.

PARCEL SEVEN (COMMUNICATION LINE EASEMENT)

Non-exclusive easement, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain Communication Line Easement Agreement between Hines Atlanta Limited and Ravinia Property Owners Association, Inc. and Ravinia III Associates Limited Partnership, dated June 30, 1995, and recorded at Deed Book 9254, page 698, DeKalb County, Georgia Records.

PARCEL EIGHT (SIGN EASEMENT)

Non-exclusive easement, rights and appurtenances inuring to the benefit of running with the title to the insured land under that certain Sign Easement Agreement between Hines Atlanta Limited and Ravinia III Associates Limited Partnership, dated December 13 1996, and recorded at Deed Book 9254, page 722, DeKalb County, Georgia Records.

PARCEL NINE (GENERAL UTILITY LINE EASEMENT)

Non-exclusive easement, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain General Utility Line Easement (and subject to terms and conditions contained therein) from Hines Atlanta Limited and Ravinia Property Owners Association, Inc. to Ravinia III Associates Limited Partnership, dated December 13, 1996, and recorded at Deed Book 9254, page 763, DeKalb County, Georgia.




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                                   EXHIBIT "B"

                             Permitted Encumbrances

1.       Ad Valorem Taxes due in the year 2003, a lien, not yet due and payable.

2. The encumbrances and other matters set forth in Schedule B, Section 1, of the title insurance policy issued by Lawyers Title Insurance Corporation bearing an effective date as of the recording of the Deed to Secure Debt and insuring the priority of the Deed to Secure Debt.









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                                   EXHIBIT "C"

                                Chattel Mortgage

None, other than any security interest in which Metropolitan Life Insurance Company is named as the secured party.








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                                   EXHIBIT "D"

                              Environmental Reports



1. Report of Phase I Environmental Site Assessment and limited Asbestos Survey Report for 3 Ravinia Drive prepared for Metropolitan Life Insurance Company dated December 2, 2002 prepared by Law Engineering and Environmental Services Inc., Job No. 12110-2-0129.





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